CMFG LIFE INSURANCE COMPANY
CMFG VARIABLE ANNUITY ACCOUNT
CMFG VARIABLE LIFE INSURANCE ACCOUNT

SUPPLEMENT DATED MARCH 11, 2016 TO

MEMBERS® VARIABLE ANNUITY
MEMBERS® VARIABLE ANNUITY II
MEMBERS® VARIABLE ANNUITY III
MEMBERS® CHOICE VARIABLE ANNUITY
MEMBERS® VARIABLE UNIVERSAL LIFE I
MEMBERS® VARIABLE UNIVERSAL LIFE II
ULTRAVERS-ALL LIFE

PROSPECTUS DATED MAY 1, 2015

This supplement updates the prospectuses for the variable annuity and life contracts listed above and contains information that you should read and maintain for future reference. Please keep this supplement with your records.

On February 12, 2016, the Ultra Series Small Cap Fund and the Ultra Series Money Market Fund (the “Funds”) are no longer an investment option under your Contract (the “liquidation date”). The Funds are no longer available as an investment option under your Contract. All Contract Value remaining in the Subaccounts invested in the Funds (the “Ultra Series Subaccounts”) was transferred automatically to a new Subaccount investing in the Vanguard Variable Insurance Fund Money Market Portfolio (the “Vanguard Money Market Subaccount”). Any automatic transaction that involved the Ultra Series Subaccounts, such as dollar cost averaging and automatic rebalancing, instead will be transferred to the Vanguard Money Market Subaccount. For example, if you elected to dollar cost average by way of transferring Contract Value from a DCA Fixed Period to the Ultra Series Subaccounts, as of the liquidation date, your Contract Value will be transferred from that DCA Fixed Period to the Vanguard Money Market Subaccount. Further, after the liquidation date, the Funds will be replaced in any model asset allocation by the Vanguard Variable Insurance Fund Money Market Portfolio.

If you had Contract Value invested in the Ultra Series Subaccounts on the liquidation date, you may transfer from the Subaccounts that invests in the Vanguard Variable Insurance Fund Money Market Portfolio to any other Subaccount (as permitted by your Contract) without that transfer counting as a transfer that is subject to the transfer processing fee. If you had Contract Value invested in the one of Ultra Series Subaccounts on the liquidation date and it was automatically transferred into the Vanguard Money Market Subaccount, you may transfer from the Vanguard Money Market Subaccount to any other Subaccount (as permitted by your Contract) for 60 days after the liquidation date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Vanguard Money Market Subaccount may become extremely low and possibly negative. There is no assurance that the Vanguard Variable Insurance Fund Money Market Portfolio will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Vanguard Variable Insurance Fund Money Market Portfolio or for any other fund in which the Variable Account invests, or if you have any questions regarding the Funds liquidations, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.